Mr.  Plungis's  Employment is the same as the  Employment  Agreement in
Exhibit 10.3, which is incorporated herein by reference except as to: (i) the name of the Executive, which is Charles F. Plungis, Jr.; (ii) the position in
Section 1, which is Senior Vice President, Treasurer and Chief Financial Officer; and (iii) the amount of the base salary in Section 3(a), which is $140,750.